SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  July 19, 2000
---------------------------------
(Date of earliest event reported)

Commission File No.:  333-35542




                         World Omni Auto Receivables LLC
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     Delaware                                               52-2184798
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(States of Incorporation)                               (I.R.S. Employer
                                                         Identification Nos.)



190 N.W. 12th Avenue
Deerfield Beach, Florida                                    33442
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Address of principal executive office                   (Zip Code)



                               (954) 429-2200
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               Registrant's Telephone Number, including area code




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     (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     Other Events
            ------------

            On July 17, 2000, World Omni Auto Receivables LLC, a Delaware limited liability company (the "Registrant"), entered into a trust agreement with The Bank of New York and The Bank of New York (Delaware) creating World Omni Auto Receivables Trust 2000-A (the "Trust"), a Delaware business trust. On July 19, 2000, the Trust, the Registrant, as seller, World Omni Financial Corp., as servicer (the "Servicer") and The Chase Manhattan Bank entered into a Sale and Servicing Agreement, dated as of June 1, 2000 (the "Sale and Servicing Agreement"), a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred to the Trust. On July 19, 2000 the Trust sold Auto Receivables Backed Notes, Series 2000-A, Class A-1, Class A-2, Class A-3 and Class A-4 (the "Notes"), having an aggregate original principal amount of $765,976,000.00. The Notes were issued pursuant to an Indenture (the "Indenture"), dated as of June 1, 2000, between the Trust and The Chase Manhattan Bank, as indenture trustee, a copy of which is filed as an exhibit hereto. The Notes were sold to First Union Securities, Inc., Banc of America Securities LLC, Chase Securities Inc. and Dresdner Kleinwort Benson NA LLC, as underwriters, pursuant to an Underwriting Agreement, dated as of July 13, 2000, (the "Underwriting Agreement"), by and among the Registrant, the Servicer and First Union Securities Inc., as representative of the underwriters, a copy of which is filed as an exhibit hereto.

            Interest on the Notes will be distributed on each Payment Date (as defined in the Indenture). Monthly distributions in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                     Description
-----------------               -----------

    (EX-1.1) Underwriting Agreement, dated as of July 13, 2000, among World Omni Auto
                                Receivables LLC, World Omni Financial
                                Corp. and First Union Securities Inc.

    (EX-4.1) Sale and Servicing Agreement, dated as of June 1, 2000, among World Omni Auto Receivables LLC, World Omni Auto Receivables Trust 2000-A, World Omni Financial Corp. and The Chase Manhattan Bank.

    (EX-4.2) Indenture, dated as of June 1, 2000, between World Omni Auto Receivables LLC and The Chase Manhattan Bank.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WORLD OMNI AUTO RECEIVABLES LLC


July 19, 2000

                                   By: /s/ PATRICK OSSENBECK
                                       ----------------------------------------
                                       Name:  Patrick Ossenbeck
                                       Title: Assistant Treasurer

                                INDEX TO EXHIBITS
                                -----------------


                                                                Paper (P) or
Exhibit No.               Description                           Electronic (E)
-----------               -----------                           --------------

   (EX-1.1)               Underwriting Agreement, dated               E
                          as of July 13, 2000, among
                          World Omni Auto Receivables
                          LLC, World Omni Financial
                          Corp. and First Union
                          Securities Inc.


   (EX-4.1)               Sale and Servicing Agreement,               E
                          dated as of June 1, 2000,
                          among World Omni Auto
                          Receivables LLC, World Omni
                          Auto Receivables Trust
                          2000-A, World Omni Financial
                          Corp. and The Chase Manhattan
                          Bank.


   (EX-4.2)               Indenture, dated as of June 1,              E
                          2000, between World Omni Auto
                          Receivables LLC and The Chase
                          Manhattan Bank.